SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 27, 2007

(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

711 High Street, Des Moines, Iowa 50392

(Address of principal executive offices)

(515) 247-5111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
         240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
         240.13e-4(c))

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a meeting of the Board of Directors of Principal Financial Group, Inc. and Principal Life Insurance Company on November 27, 2007, Michael H. Gersie, executive vice president and chief financial officer of both said companies, announced his plans to retire from his position and the companies no later than December 31, 2008. Consistent with our normal succession planning process, a search has begun to consider both internal and external candidates for Mr. Gersie’s successor.

Item 7.01	Regulation FD Disclosure

The following information is being furnished under Item 7.01 "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 28, 2007, Principal Financial Group, Inc. announced its outlook for 2008 net income and operating earnings. The text of the announcement is included herewith as Exhibit 99.

Item 9.01	Financial Statements and Exhibits

Exhibit 99	Press Release Concerning 2008 Outlook Dated November 28, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By:	/s/Joyce N. Hoffman
Name:	Joyce N. Hoffman
Title:	Senior Vice President and Corporate Secretary

Date:	November 28, 2007

EXHIBIT 99

RELEASE:	On receipt
MEDIA CONTACT:	Jeff Rader, 515-247-7883, rader.jeff@principal.com
INVESTOR RELATIONS CONTACT:	Tom Graf, 515-235-9500, investor-relations@principal.com

PRINCIPAL FINANCIAL GROUP, INC. ANNOUNCES OUTLOOK FOR 2008

Des Moines, IA (November 28, 2007) – Principal Financial Group, Inc. (NYSE:PFG) today announced its outlook for 20081. The company expects 2008 net income available to common stockholders to range from $3.95 to $4.20 per diluted share2. The company expects 2008 operating earnings per diluted share (EPS) to range from $4.20 to $4.453.

“Recent equity market weakness, including a meaningful drop in the S&P 500 since the end of the third quarter, has somewhat muted our outlook for 2008,” said J. Barry Griswell, chairman and chief executive officer. “However, reflecting continued underlying strength in our asset management and accumulation businesses, we remain committed to our longer-term goals: average annual improvement in total company return on equity (ROE)4 of roughly 50 basis points; and 11 to 13 percent average annual growth in EPS.”

Guidance for 2008 incorporates certain assumptions, including: domestic equity market performance improvement of roughly two percent per quarter; and operating losses for the Corporate and Other segment of $50 to $60 million. Company guidance incorporates completion, in 2008, of the $500 million repurchase program authorized by the board, announced by the company on November 27, 2007. Company guidance does not contemplate any acquisition or divestiture activity other than where a definitive agreement has been signed by the company and publicly announced.

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1  Guidance speaks only as of the date it is made. The company does not undertake to update annual guidance during the year, but may do so if significant changes occur in general business conditions or company operations.

2  The range of $3.95 to $4.20 reflects the company's estimate for 2008 mortgage and credit losses only. There are a number of items the company does not predict that could significantly affect net income available to common stockholders and net income available to common stockholders per diluted share, including, but not limited to: mark-to-market on derivatives; changes to laws, regulations, or accounting standards; and gains or losses from discontinued operations.

3  EPS, which is not measured in accordance with U.S. generally accepted accounting principles (U.S. GAAP), should not be viewed as a substitute for net income available to common stockholders per diluted share determined in accordance with U.S. GAAP. EPS is calculated by dividing operating earnings by weighted average shares outstanding. Operating earnings are determined by adjusting U.S. GAAP net income available to common stockholders for the effect of net realized/unrealized capital gains and losses, as adjusted, and other after-tax adjustments. After-tax adjustments have occurred in the past and could recur in future reporting periods. While these items may be significant components in understanding and assessing the company's consolidated financial performance, management believes the presentation of operating earnings per diluted share enhances the understanding of results of operations by highlighting earnings attributable to the normal, ongoing operations of the company's businesses.

4  Operating return on average equity excluding accumulated other comprehensive income, calculated over the trailing twelve month period.

Forward looking and cautionary statements

This press release contains forward-looking statements, including, without limitation, statements as to sales targets, sales and earnings trends, and management's beliefs, expectations, goals and opinions. The company does not undertake to update these statements, which are based on a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Future events and their effects on the company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-looking statements. The risks, uncertainties and factors that could cause or contribute to such material differences are discussed in the company's annual report on Form 10-K for the year ended December 31, 2006, and in the company’s quarterly report on Form 10-Q for the quarter ended September 30, 2007, filed by the company with the Securities and Exchange Commission. These risks and uncertainties include, without limitation: competitive factors; volatility of financial markets; decrease in ratings; interest rate changes; inability to attract and retain sales representatives; international business risks; foreign currency exchange rate fluctuations; a pandemic, terrorist attack or other catastrophic event; default of the company’s re-insurers; and investment portfolio risks.

About the Principal Financial Group

The Principal Financial Group® (The Principal ®)5 is a leader in offering businesses, individuals and institutional clients a wide range of financial products and services, including retirement and investment services, life and health insurance, and banking through its diverse family of financial services companies. A member of the Fortune 500, the Principal Financial Group has $306.0 billion in assets under management6 and serves some 18.3million customers worldwide from offices in Asia, Australia, Europe, Latin America and the United States. Principal Financial Group, Inc. is traded on the New York Stock Exchange under the ticker symbol PFG. For more information, visit www.principal.com.

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5  "The Principal Financial Group" and “The Principal” are registered service marks of Principal Financial Services, Inc., a member of the Principal Financial Group.

6  As of September 30, 2007